UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2005
                                               -----------------
                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)   Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)


Item 2.02.  Results of Operations and Financial Condition.

On October 27, 2005, SJW Corp. announced its financial results for the third quarter ended September 30, 2005. A copy of the press release announcing these financial results is attached as
Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.


Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits


Exhibit
Number        Description of Document
--------      ------------------------
  99.1        Press Release issued by SJW Corp., dated
              October 27, 2005, announcing its
              financial results for the third quarter ended
              September 30, 2005.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               SJW Corp.
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October 28, 2005            /s/ ANGELA YIP
---------------------           -----------------------------
                                Angela Yip,
                                Chief Financial Officer
                                and Treasurer


                                EXHIBIT INDEX

Exhibit
Number        Description of Document
--------      ------------------------

  99.1        Press Release issued by SJW Corp., dated
              October 27, 2005, announcing its
              financial results for the third quarter ended
              September 30, 2005.